Exhibit 99.1

CHROMOCELL THERAPEUTICS CORPORATION 1 CHROMOCELL THERAPEUTICS CORPORATION Potential Breakthrough Drug for Non-Opioid Pain Treatment Therapies

CHROMOCELL THERAPEUTICS CORPORATION 2 This presentation of Chromocell Therapeutics Corporation (“we”, “us”, “our” or the “Company”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict, “project,” “seek,” “should,” “target,” “will,” “would” or similar expressions and the negatives of those term are intended to identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause the Company’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these forward-looking statements and the related risks, uncertainties and other factors include, but are not limited to, the following: the timing, progress and results of preclinical and clinical trials for CC8464, its estimates regarding the potential market opportunity for CC8464, its ability to develop CC8464 and future compounds, its ability to protect its intellectual property and enforce its intellectual property rights, and its ability to execute its development strategy and sustain its competitive position. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the Company’s limited operating history, the Company’s ability to develop CC8464, the Company’s ability to establish its market development capabilities to commercialize its products and generate any revenue, and the Company’s ability to obtain regulatory approval of CC8464. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them. Any forward-looking statement in this presentation, in any related presentation supplement and in any related free writing presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our business, results of operations, industry and future growth. You should read this presentation with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. Legal Disclaimer

CHROMOCELL THERAPEUTICS CORPORATION 3 Key data points (as of 6/24/24, except where noted) Founded 2002 NYSE American Ticker CHRO Stock Price $1.30 Shares Outstanding Fully Diluted ~5.8M Cash, Cash Equivalents (as of 3/31/24) ~$3.8M Total Debt (as of 3/31/24) ~$1.5M Investment to Date >$40M IPO 2024 • Chromocell is a pioneer in the development of non-opioid pain treatment therapeutics with a focus on modulating NaV1.7 receptors responsible for sensing and transmitting pain in the peripheral nervous system (“PNS”). • NaV1.7 is a genetically validated target, and there is a growing interest in NaV blockers as a safe and effective therapeutic. • Dr. Stephen Waxman, head of our Scientific Advisory Board, is one of the foremost experts in NaV research; his work contributed to demonstrating that NaV1.7 sodium channels play major roles in pain signaling. • Prior licensing and collaboration agreement with Astellas Pharma Inc. (“Astellas”) supported the pre-clinical and Phase I studies. • Clinical programs: • CC8464 (oral) – idiopathic small fiber neuropathy (“ISFN”), erythromelalgia (“EM”) and other forms of neuropathic pain • CT2000 (topical) – acute and chronic eye pain Corporate Profile

CHROMOCELL THERAPEUTICS CORPORATION 4 EXPERIENCED TEAM MILESTONES DEVELOPMENT PROGRAMS NOVEL PAIN THERAPEUTIC INTELLECTUAL PROPERTY LARGE COMMERCIAL OPPORTUNITY COMMERCIALIZATION Novel, peripherally restricted, NaV1.7 receptor target does not penetrate the CNS or cause euphoria and addresses indications with significant unmet need CC8864: Oral delivery of a NaV1.7 therapy initially targeting iSFN/EM CT2000: Pre-clinical program for treatment of eye pain through topical administration Strong preclinical data demonstrating reduced pain in animal models; well tolerated in Phase I studies with the exception of a skin rash that occurred mostly at higher doses Highly experienced group of experts in pain management and research; CEO has successfully shepherded more than 15 successful M&A/licensing transactions with Fortune 50 companies Patent protection in North America and parts of Europe and Asia; expect to receive orphan designation for lead indications of CC8464, providing additional protective rights Overall, US pain treatment is a $78B per year industry Build a pipeline of non-opioid pain treatment programs; after achieving Phase II success, review out-licensing / sales / JV options Investment Highlights

CHROMOCELL THERAPEUTICS CORPORATION 5 Management Team Frank Knuettel | CEO & Chief Financial Officer Mr. Knuettel has 30 years of management experience in growing early-stage companies. He has raised more than $300 million via venture, public equity and debt offerings and managed more than 15 mergers and acquisition transactions along with large-scale licensing transactions with fortune 50 companies. Mr. Knuettel holds numerous board positions, at both public and private companies, including ECOM Medical, Relativity Acquisition Corp. (RACY) and Capstone Technologies Group Inc (OTC: CATG). He holds an MBA from The Wharton School and a BA from Tufts University. Dr. Eric Lang | Chief Medical Officer Dr. Lang is an Anesthesiologist and Pain Management Specialist with over 25 years of experience in the pharmaceutical industry, who has had broad-based drug development expertise in multiple therapeutic areas. Dr. Lang has experience in designing development programs from early translational stages through phase III including the successful filing of several recent INDs and NDAs. Dr. Lang began his career with J&J and later worked for Novartis, Javelin Pharmaceuticals, Grunenthal USA, Covance, EnteraBio and Nevakar Inc. Dr. Lang received his MD from Ben Gurion University, Israel and completed post graduate training at Emory University in Atlanta. SIMON CHANDLER, PHD | Chief Medical Officer Dr. Chandler has specialized in Ophthalmology for over 30 years in both academic roles and industry. He has held a leading role in 4 successful ophthalmic drug approvals in the US, Europe and Japan in for glaucoma, pain, retinal disease, myopia and dry eye. Dr. Chandler has expertise in ophthalmic trial designs and conduct globally, from proof-of-concept to registration and post-approval. He began in genetic engineering at Sangamo and later worked at Santen, ISTA, Bausch and Lomb, Allergan and Vyluma. He earned his Ph.D at Southampton Medical School and completed post-doctoral training at the NIH working on epigenetics

CHROMOCELL THERAPEUTICS CORPORATION 6 CHROMOCELL THERAPEUTICS CORPORATION Clinical & Competitive Background

# Sodium Channels (NaVs) and Pain

chromocell

## Pain Perception

Sodium channels play a crucial role in pain transmission.

- Action potentials are the electrical waves that the body uses to send information through nerves.
  - These action potentials are created through fluxes of various ions, including sodium ions, across the nerve fiber wall.
  - NaV1.7 is though to be responsible for a slow initial upward start of the action potential that leads to a rapid upward component that is thought to be mediated by NaV1.8.
  - In this respect, NaV1.7 and NaV1.8 may work together to allow a signal to progress through a nerve fiber.



CNS
$Na_V1.1$
$Na_V1.2$
$Na_V1.6$
Heart
$Na_V1.5$
Muscle
$Na_V1.4$
PNS
$Na_V1.7$
$Na_V1.8$
$Na_V1.9$

Dr. Stephen Waxman and his lab discovered the genetic correlation between pain and NaV, NaV1.7, NaV1.8 and sodium channels in 2006

Sodium channels, excitability of primary sensory neurons, and the molecular basis of pain

CHROMOCELL THERAPEUTICS CORPORATION
7

# Why NaV1.7 is a Good Target for Pain Treatment

chromocell

**Genetic validation suggests NaV1.7 suppression is an attractive pharmacological target for pain management**

Congenital Insensitivity to Pain

Spectrum of NaV1.7 Activity

Severe Pain

### Insensitivity to Pain

Lack of NaV1.7 (Rare condition initially described in a family from Pakistan)

### Severe Pain

Excessive NaV1.7 activity (e.g. Erythromelalgia)

CHROMOCELL THERAPEUTICS CORPORATION 8

# NaV Sodium Channels Development for Pain

chromocell

2004 | 2006 | 2012 | 2015 | 2016 | 2016-2019 | 2021 | 2023 | 2024

Erythromelalgia – the first human disorder linked to an ion channel mutation w/ chronic neuropathic pain linking to SCN9A gene - published in the Journal of Medical Genetics

Cambridge Univ. reports that an SCN9A mutation was associated with a congenital insensitivity to pain

Waxman's lab publishes paper in Journal of Neuroscience, demonstrating mutations enhanced function of NaV1.7 sodium channels, preferentially expressed within peripheral neurons

Waxman's lab reports gain-of-function mutations of NaV1.8 in are associated with pain in humans

Chromocell synthesizes a NaV1.7 inhibitor that is highly specific for NaV1.7 and is peripherally restricted and does not pass the blood brain barrier

Chromocell enters into collaboration agreement w/ Astellas on the co-development of CC8464.

Chromocell demonstrates efficacy in multiple animal models and completes 3-month toxicology in 2 species

Chromocell completes 3 Phase I trials in healthy volunteers, Astellas completes 1 additional Phase I trial

CC8464 is well tolerated except for a skin rash that is determined to be a delayed type hypersensitivity reaction

Waxman publishes a book called Chasing Men on Fire: The Story of the Search for a Pain Gene which describes the cause of EM.

Phase 1 trial compared Vertex VX-150 NaV1.8 pro-drug, to placebo. First in human NaV1.8 pain study. (Hijma et al., 2021).

Vertex reported that VX-548 targeting NaV1.8 was studied in registrational trials (evaluating effects on pain in patients who had undergone bunionectomy or abdominoplasty surgeries) and significantly reduced reported pain scores (Jones et al., 2023)

**Following a spin off and IPO in 2024, Chromocell prepares to relaunch CC8464 program for the treatment of chronic pain treatment and begins formulation of CT2000 (eye drops containing a NaV1.7 inhibitor) for the treatment of eye pain**

CHROMOCELL THERAPEUTICS CORPORATION 9

CHROMOCELL THERAPEUTICS CORPORATION 10 Preclinical • Potent (nM) inhibitor of human NaV1.7; Subtype selective • Demonstrated in vivo efficacy in several rodent models of pain: Acute, chronic neuropathic, inflammatory, visceral and post-surgical • No CNS and muscle/motor dysfunction effects CMC • Drug Substance: scaled up, cGMP API available • Drug Product: tablet (active, 3 strengths and placebo) available for Phase 2. Potency verification to be confirmed. Tox • Did not exhibit genotoxicity • Tox data supports up to 3-month dosing in human clinical trials Clinical • Phase 1 completed • Occurrence of rashes may be addressed with gradual dose-escalation protocols • Clinical data supports a Proof of Concept (“POC”) EM study • Seek orphan drug designation and apply for breakthrough status CC8464 – Development Status

# Prioritized Pipeline Programs In the Clinic

chromocell

## Key milestones position Chromocell for near term value generation


2024E
2025E
2026E
2027E
Activity
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
CC8464
ISFN & EM
Dosing study for ISFN & EM
Dose Escalation
Data
Phase 2 – ISFN
Ph. 2
Data
Phase 3 trial – only 1 trial required for approval
Ph. 3
EM - Fast track designation
Proof of Concept study
POC Study
CT2000
Acute & Chronic Eye Pain – corneal abrasions and PRK surgery
Animal tox studies
Animal tox
Phase 2 corneal abrasions
Ph. 2
Data
Phase 3 first trial
Ph. 3 #1
Data
Phase 3 second trial
Ph. 3 #2
Data
NDA filing
NDA

CHROMOCELL THERAPEUTICS CORPORATION 11

CHROMOCELL THERAPEUTICS CORPORATION 12 CHROMOCELL THERAPEUTICS CORPORATION Development Plan – Systemic Chronic Pain

CHROMOCELL THERAPEUTICS CORPORATION 13 Phase 1 Results • No significant dose related trends or apparent differences compared to placebo in laboratory assessments, vital signs or ECG and no dose escalation stopping criteria were met • A moderate drug-induced rash in 6 of 159 subjects (4%), was the only clinically significant dose limiting safety finding • Following detailed review and discussions with dermatology experts and the FDA, we proposed a gradual dose escalation regime and the FDA accepted – Other sodium channel inhibitors (e.g. Lamorigine) with rash as an Adverse Event have reduced the incidence rate by up to 75% by administering with dose escalation Anticipated Dose Escalation Study Goal is to demonstrate that dose escalation regime decrease occurrence of rashes Screening -42 to -1 days 25 mg QD 50 mg QD 100mg (50 mg BID) 200 mg (100 mg BID) 400mg (200 mg BID) 800mg (400 mg BID) Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 Week 8 Expect the Occurrence of Rashes to be Addressed with a Dose Escalation Regime Phase 1 Results / Dose-Escalation Study

# Idiopathic Small Fiber Neuropathy Overview

chromocell

Polyneuropathy refers to a generalized, relatively homogeneous process affecting many peripheral nerves, with the distal nerves usually affected most prominently.

Polyneuropathy is typically characterized by symmetric distal sensory loss, burning sensations, or weakness.

No specific cause is identified in up to 46 percent of patients with polyneuropathy.



- Symptoms and Background

  Most such cases present in adults ≥50 years of age and progress slowly over months to years. The symptoms are typically sensory, involving paresthesia, numbness, or pain. Electrodiagnostic studies show a primarily axonal polyneuropathy. Proposed but unproven causes include impaired glucose tolerance, hypertension, dyslipidemia, and increased oxidative stress.

- Treatment

  Gabapentin and tricyclic antidepressants may help. Other medications have also been tried. Continued unmet medical need.

- Prevalence

  Estimated between 20,000 – 80,000 patients in the US[1]

CHROMOCELL THERAPEUTICS CORPORATION

[1] Source: www.uptodate.com/contents/overview-of-polyneuropathy/print

14

# Phase 2a POC Small Fiber Neuropathy*

chromocell

## Strategy and Endpoints

**Our strategy sets two key goals for POC studies with CC8464:**

- Obtain results demonstrating that CC8464 is a viable therapeutic for EM patients
- Demonstrate that CC8464 and its blockage of NaV1.7 is a viable therapeutic option in patients with idiopathic small fiber neuropathy. A randomized, double-blind trial in ~240 patients is anticipated.

## Primary Endpoint for POC Studies

- Demonstrate pain reduction in this orphan population

## Secondary Endpoints for POC Studies

- Demonstration of efficacy in this orphan populations suggests that CC8464 may be developed for additional pain indications

CHROMOCELL THERAPEUTICS CORPORATION

* The Company is planning to conduct a Phase 2a study and the concept presented herein remains subject to change.

15

CHROMOCELL THERAPEUTICS CORPORATION 16 Symptoms Erythema (heat), Pain (Usually severe burning pain but may include pins and needles or itching), Swelling, Change in perspiration and discoloration Types of EM Primary EM (Inherited or Sporadic SCN9A mutations + non genetic or uncharacterized) or Secondary EM (Related to an underlying disease, toxin or drug induced) Treatment No known currently approved treatments and off-label treatments often ineffective Prevalence Estimated between 4,000 – 50,000 EM patients in the US with patents covering approximately 2.2 billion people worldwide Neurovascular condition affecting the feet, hands, face, or other parts of the body triggered by warmth, physical activity or stress Intolerance to exercise, warm baths/showers and clothing In severe cases, the disease may lead to depression, anxiety and suicidal tendencies Erythromelalgia Overview

CHROMOCELL THERAPEUTICS CORPORATION 17 An open label study of CC8464 in the treatment of Erythromelalgia • N = approximately 10 (current plan, may be adjusted) • Flare induction after each dose • Primary endpoint is reduction of pain during flare • Secondary endpoints include additional pain endpoints, neuropathy scores, and time to flare * The Company is planning to conduct a Phase 2a study and the concept presented herein remains subject to change. Phase 2a Pilot EM Proof of Concept Study (POC)* Screening Randomization CC8464 Follow-Up Induce Flare

CHROMOCELL THERAPEUTICS CORPORATION 18 CHROMOCELL THERAPEUTICS CORPORATION Development Plan – Eye Pain

CHROMOCELL THERAPEUTICS CORPORATION 19 Eye pain is common with both acute and chronic etiologies that include: Corneal Induced Chronic Pain from Dry Eye/NOP, Post PRK surgery, second eye cataract surgery, acute corneal abrasion, Ectropion/ Entropion, Acute closed angle glaucoma, Uveitis, Iritis/Scleritis Existing therapies include topical NSAIDS (e.g. Bromfenac) and topical steroids. Chronic use of local anesthetic drops is contraindicated and dangerous. Prevalence – Corneal Abrasion Example • Common • There are approximately 5 million cases of corneal abrasion in the United States every year Eye Pain

CHROMOCELL THERAPEUTICS CORPORATION 20 Strategy • Develop an eye drop formula with CC-8464 with initial 3-month stability • Demonstrate ophthalmologic safety in rabbits • Consider animal efficacy model or progress immediately to a POC trial in humans Potential model for POC Study • Demonstrate pain reduction with first study expected to target severe dry eye or corneal abrasions • Alternative human pain models are still being considered Eye Pain Treatment Program Plan

CHROMOCELL THERAPEUTICS CORPORATION 21 CHROMOCELL THERAPEUTICS CORPORATION Board of Directors & Scientific Advisory Board

CHROMOCELL THERAPEUTICS CORPORATION 22 Todd Davis | Chairman Mr. Davis is CEO and a member of the Board of Ligand Pharmaceuticals, with 30 years of experience in biopharmaceutical and life sciences. He has been involved in over $3 billion of healthcare financings including growth equity, public equity turnarounds, structured debt and royalty acquisitions. He has led, structured and closed more than 40 IP licenses, as well as royalty and hybrid royalty-debt transactions. Mr. Davis is a navy veteran and holds a B.S. from the U.S. Naval Academy and an M.B.A. from Harvard University. Ezra Friedberg Mr. Friedberg has served as a member of our Board since May 2021. Ezra is a seasoned investor with more than twenty years of investing experience in both public and private companies. He invests actively in the biotech space and has served on the board of directors of Humanigen (HGEN), a clinical-stage biopharmaceutical company which develops monoclonal antibodies. Mr. Friedberg is a graduate of Johns Hopkins University. Dr. Richard Malamut Dr. Malamut is CMO at MedinCell Inc. He has extensive experience in clinical development in Neurology, Psychiatry and Analgesia at Collegium Pharma, Braeburn Pharma, Teva, Bristol-Myers and AstraZeneca. Dr. Malamut earned his medical degree from Hahnemann University and completed a residency in Neurology and a fellowship in Neuromuscular disease. He worked as a board-certified neurologist and has more than 50 publications in the fields of pain medicine, neuromuscular, autonomic, and neurodegenerative diseases. Chia-Lin Simmons Ms. Simmons is the CEO of LogicMark, Inc. (Nasdaq: LGMK), the former CEO at LookyLoo and a former executive at Google, Harman International and Amazon. She is a current Board Member of New Energy Nexus, an international NGO that support clean energy entrepreneurs. Ms. Simmons graduated Magna cum Laude and Phi Beta Kappa from U.C. San Diego. She received her MBA from Cornell University, where she was a Park Leadership Fellow and her JD from George Mason University School of Law. Board of Directors

CHROMOCELL THERAPEUTICS CORPORATION 23 Stephen G. Waxman | MD, PhD, Yale School of Medicine, Chairman • Bridget Marie Flaherty Professor of Neurology, Neuroscience, and Pharmacology • Chair, Department of Neurology (1986-2009), Yale University School of Medicine • Director, Center for Neuroscience & Regeneration Research, Yale Robert H. Dworkin | PhD, University of Rochester Medical Center • Adjunct Senior Scientist, Department of Anesthesiology, Critical Care & Pain Management, Hospital for Special Surgery Research Institute, New York, NY • Director, Analgesic, Anesthetic, and Addiction Clinical Trial Translations, Innovations, Opportunities, and Networks, and Pediatric Anesthesia Safety Initiative public-private partnership with the FDA • Editorial Boards: Canadian Journal of Pain, Journal of Pain Scientific Advisory Board (“SAB”)

CHROMOCELL THERAPEUTICS CORPORATION 24 EXPERIENCED TEAM MILESTONES DEVELOPMENT PROGRAMS NOVEL PAIN THERAPEUTIC INTELLECTUAL PROPERTY LARGE COMMERCIAL OPPORTUNITY COMMERCIALIZATION Novel, peripherally restricted, NaV1.7 receptor target does not penetrate the CNS or cause euphoria and addresses indications with significant unmet need CC8864: Oral delivery of a NaV1.7 therapy initially targeting iSFN/EM CT2000: Pre-clinical program for treatment of eye pain through topical administration Strong preclinical data demonstrating reduced pain in animal models; well tolerated in Phase I studies with the exception of a skin rash that occurred mostly at higher doses Highly experienced group of experts in pain management and research; CEO has successfully shepherded more than 15 successful M&A/licensing transactions with Fortune 50 companies Patent protection in North America and parts of Europe and Asia; expect to receive orphan designation for lead indications of CC8464, providing additional protective rights Overall, US pain treatment is a $78B per year industry Build a pipeline of non-opioid pain treatment programs; after achieving Phase II success, review out-licensing / sales / JV options Investment Highlights

CHROMOCELL THERAPEUTICS CORPORATION 25 CHROMOCELL THERAPEUTICS CORPORATION Frank Knuettel II Chief Executive Officer frank@Chromocell.com 303-718-3108 (m) Mike Moyer